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                                                                     EXHIBIT 32


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


The undersigned hereby certifies, in his capacity as an officer of Proteo, Inc. (the "Company"), for purposes of 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

         (1) the Quarterly Report of the Company on Form 10-QSB for the period ended September 30, 2004 fully complies with the requirements of
         Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

         (2) the information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:    November 15, 2004
         -----------------

/s/ Walter J. Thomsen
---------------------------
Walter J. Thomsen
CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER


A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO PROTEO, INC. AND WILL BE RETAINED BY PROTEO, INC., INC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.